OPERATING COMPANIES AND MANAGEMENT



CORPORATE OFFICE


135 N. Pennsylvania Street
Suite 2800
Indianapolis, IN 46204
Telephone 317/269-1285




CORPORATE OFFICERS

Robert H. McKinney
Chairman


Marni McKinney
President &
Chief Executive Officer


Joseph M. Richter
Executive Vice President,
Chief Financial Officer &
Treasurer


Kevin K. McKinney
Vice President


Sharon J. Sanford
Secretary




FINANCIAL SERVICES DIVISION

Michael L. Smith
President

BANKING

Robert H. McKinney
Chairman & Chief Executive
Officer of the Corporation
and Chairman of the Bank


Marni McKinney
Vice Chairman of the
Corporation and
Vice Chairman of the Bank


Owen B. Melton, Jr.
President & Chief Operating
Officer of the Corporation
and President & Chief
Executive Officer of the Bank


David L. Gray
Internal Support Services
Division
Senior Vice President, Chief
Financial Officer & Treasurer


David A. Lindsey
Consumer Banking Sales
Division
Senior Vice President


Merrill E. Matlock
Commercial Banking Division
Senior Vice President


Timothy J. O Neill
Consumer Banking Services
Division
Senior Vice President


Kenneth L. Turchi
Marketing & Strategic Planning
Division
Senior Vice President

BOARD OF DIRECTORS AND SHAREHOLDER INFORMATION



DIRECTORS

Robert H. McKinney
Chairman, The Somerset Group, Inc.;
Chairman & Chief Executive Officer,
First Indiana Corporation


Marni McKinney
President and Chief Executive Officer
The Somerset Group, Inc.; Vice Chairman,
First Indiana Corporation


H. J. Baker
Chairman (emeritus)
BMW Constructors, Inc.


William  L. Elder
Chairman (emeritus)
Southern Indiana Commerce Corporation

Douglas W. Huemme
Chairman, President &
Chief Executive Officer
Lilly Industries, Inc.


William F. McConnell, Jr.
Senior Vice President &
Chief Operating Officer
Resort Condominiums International, Inc. (RCI)


Kevin K. McKinney
Vice President, The Somerset Group, Inc.
Publisher, NUVO Newsweekly


Michael L. Smith
President
Somerset Financial Services





SHAREHOLDER INFORMATION

Annual Meeting
The Annual Meeting of
Shareholders will be held
Wednesday, April 24, 1996 at
9:00 a.m. EST at
First Indiana Plaza, Seventh
Floor Conference Center,
135 N. Pennsylvania St.,
Indianapolis, Indiana


Capital Stock
The Somerset Group, Inc. stock
is traded on the
NASDAQ National Market System
- symbol of SOMR
Registrar and Transfer Agent
Harris Trust and Savings Bank
311 West Monroe Street, 11th
Floor
Chicago, Illinois 60606
800/573-4048


Independent Auditors
KPMG Peat Marwick LLP
Indianapolis, Indiana